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                ADELPHIA COMMUNICATIONS NAMES VANESSA WITTMAN
                             CHIEF FINANCIAL OFFICER

                  New CFO Brings Proven Turnaround Expertise and Pledges to "Restore Financial Integrity to Adelphia"


COUDERSPORT, Pa., March 21, 2003 - Adelphia Communications Corporation (OTC:
ADELQ) announced today that it has named Vanessa Ames Wittman, the former Chief Financial Officer at 360networks, as Executive Vice President and Chief Financial Officer. Ms. Wittman will oversee all fiscal matters at Adelphia and will report directly to Chairman and Chief Executive Officer William T. Schleyer.

Ms. Wittman brings a combination of financial skills and turnaround expertise to her new role as Adelphia's CFO. While Chief Financial Officer at the Canadian-based network services firm, 360networks, she played a major role in helping that company successfully emerge from Chapter 11 in the United States and CCAA protection in Canada. 360networks emerged from bankruptcy protection in November 2002 after restructuring both its balance sheet and operations.

In announcing the appointment, Mr. Schleyer said, "Vanessa is a great addition to the executive team at Adelphia. She not only has the industry expertise to help restore the Company's fiscal health and integrity, but she also possesses the knowledge and skills to help us chart our future on a sound financial basis. With her background in finance and corporate development, Vanessa brings a wealth of experience that will be vital as we continue to work to bring Adelphia out of bankruptcy."

Ms. Wittman said, "This is an exciting opportunity to help rebuild Adelphia and strengthen the Company's fiscal foundation. I greatly appreciate Bill Schleyer's confidence in my commitment to restore financial integrity to Adelphia, and I look forward to working with him and the rest of the Adelphia team to help restructure Adelphia."

The appointment is subject to approval by the Bankruptcy Court for the Southern District of New York.

Background of Vanessa Wittman

Vanessa Wittman has a broad range of executive experience in financial management and corporate development. As the former Chief Financial Officer at 360networks, she led that company's restructuring efforts to successfully emerge from bankruptcy protection. Ms. Wittman had initially joined the company as Vice President of Corporate Development, and was responsible for overseeing all M&A activities, as well strategic analysis.

Prior to joining 360networks, Ms. Wittman served as Senior Director of Corporate Development at Microsoft, and had earlier been CFO of the wireless-services company Metricom, Inc. She also spent four years as a corporate finance associate in the media group at Morgan Stanley & Co.

Ms. Wittman holds a BS/BA in Business Administration from the University of North Carolina at Chapel Hill, and an MBA from the Darden Graduate School of Business in Charlottesville, VA.

About Adelphia

Adelphia Communications Corporation is the fifth-largest cable television company in the country. It serves 3,500 communities in 32 states and Puerto Rico, and offers analog and digital cable services, high-speed Internet access (Adelphia Power Link), and other advanced services.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by the Rigas management of the Company: (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2002 and does not anticipate timely filing of its Annual Report on Form 10-K as of and for the year ended December 31, 2002; (b) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the year ended December 31, 2001; (c) the Company's former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (d) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, June 30, 2002 or September 30, 2002, or filed with the Commission its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Effective March 4, 2003, the Company hired a new Chief Executive Officer and President and Chief Operating Officer. The new Chief Executive Officer replaced the interim Chief Executive Officer who, along with other members of the current management team, took control of the Company in May 2002. Current management has retained new independent auditors and begun the preparation of new financial statements for the periods in question; as a result of certain actions of prior management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Adelphia Communications Corporation and its subsidiaries' (collectively, the "Company's") expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.


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Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company's filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the effects of government regulations and the actions of local cable franchise authorities; (d) the availability of debtor-in-possession financing and surety bonds to support the Company's operations; (e) the results of the Company's internal investigation and the matters described above under "Cautionary Statement Regarding Financial and Operating Data"; (f) actions of the Company's competitors; (g) the pricing and availability of equipment, materials, inventories and programming; (h) product acceptance and customer spending patterns; (i) the Company's ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (j) technological developments; (k) matters relating to or in connection with the bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (l) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete;
(m) the movement of interest rates and the resulting impact on the Company's interest obligations with respect to its pre-petition bank debt; and (n) the delisting of Adelphia Communication Corporation's common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.

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